UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 29, 2026
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0002057363

BMO 2025-5C10 Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001861132

BMO Commercial Mortgage Securities LLC

(exact name of the depositor as specified in its charter)

Bank of Montreal

(Central Index Key Number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

German American Capital Corporation

(Central Index Key Number: 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key Number: 0001548405)

Goldman Sachs Mortgage Company

(Central Index Key Number: 0001541502)

Greystone Commercial Mortgage Capital LLC

(Central Index Key Number: 0001931347)

Societe Generale Financial Corporation

(Central Index Key Number: 0001755531)

Zions Bancorporation, N.A.

(Central Index Key Number: 0000109380)

UBS AG

(Central Index Key Number: 0001685185)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-280224-06 (Commission File Number of the issuing entity)	35-7440207 35-7440208 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 26th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5693

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Newport on the Levee mortgage loan, an asset of the BMO 2025-5C10 Mortgage Trust (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of December 1, 2024 (the “BMO 2024-5C8 PSA”), by and among BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, Greystone Servicing Company LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, which governs the issuance of the BMO 2024-5C8 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C8. The BMO 2024-5C8 PSA was filed as Exhibit 4.8 to the registrant's Current Report on Form 8-K dated April 28, 2025, and filed by the registrant on April 30, 2025, under Commission File No. 333-280224-06.

Effective as of July 29, 2026, Greystone Servicing Company LLC has been terminated as special servicer with respect to the Newport on the Levee whole loan under the BMO 2024-5C8 PSA, and CWCapital Asset Management LLC has been appointed to act as successor special servicer with respect to the Newport on the Levee whole loan under the BMO 2024-5C8 PSA. A copy of the related Acknowledgment and Assumption of Proposed Special Servicer, dated July 29, 2026 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement dated as of May 1, 2025 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity dated April 28, 2025, and filed by the registrant on May 16, 2025, under Commission File No. 333-280224-06.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgment and Assumption of Proposed Special Servicer, dated July 29, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMO Commercial Mortgage Securities LLC
(Depositor)

/s/ Paul Vanderslice

Paul Vanderslice, Chief Executive Officer

Date: July 29, 2026